 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 20, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2005, TOR Minerals International, Inc., or the Company, issued a press release in which its President and Chief Executive Officer stated that loss of production, unabsorbed costs and costs of repairs related to the Company’s previously announced mechanical difficulties at its Netherlands plant had a significant impact on its second quarter results.  In that regard, the press release stated that second quarter earnings are expected to be in the range of $0.03 to $0.04 per fully diluted share.  The portion of the press release issued by the Company on July 20, 2005, relating to this Item 2.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01             OTHER EVENTS.

On July 20, 2005, the Company issued a press release announcing that the Company’s Netherlands plant had resolved the previously announced mechanical difficulties related to the plant’s filtration units and full manufacturing capacity was now available.  The portion of the press issued by the Company on July 20, 2005, relating to this Item 8.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
Exhibit Number Description 99.1 Press Release, dated July 20, 2005, announcing the Netherlands plant return to production and expected second quarter earnings per diluted share.

A portion of this Current Report on Form 8-K is furnished to the Commission under Item 2.02, Results of Operations and Financial Condition.  Pursuant to General Instruction B(2) of Form 8-K, the portion of this Current Report on Form 8-K submitted under Items 2.02 is not deemed to be “filed”  for purposes of Section 18 of the Exchange Act and is not subject to the liabilities of that section.  Additionally, the portion of the exhibit to this Current Report on Form 8_K relating to Item 2.02 is deemed to be “furnished,” and not “filed,” under Item 9.01, Financial Statements and Exhibits.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, relating to Item 2.02 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act 1934 regardless of any general incorporation language in those filings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: July 22, 2005

LAWRENCE W. HAAS

Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 20, 2005, announcing the Netherlands plant return to production and expected second quarter earnings per diluted share.